Exhibit 10.9

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”), effective March 10, 2021 (the “Effective Date”), is made by and between Pender Capital Asset Based Lending Fund I, L.P., a limited partnership (“Pender”) on the one hand and Pritor Longhorn Seaworld, LLC (“Borrower”), James Walesa (“Walesa”), and B.J. Parrish (“Parrish”) on the other hand.

Walesa and Parrish shall collectively be referred to hereinafter as “Guarantors”. Pender, Borrower, and Guarantors are collectively referred to as the “Parties” and are each individually a “Party.”

WHEREAS, Pender West Credit 1 REIT, L.L.C., a Delaware limited liability company (“Pender West”) and Borrower entered into the July 12, 2019 Loan Agreement, Promissory Note, Deed of Trust, and other loan documents in connection with a loan in the original principal amount of $3,395,000.00 (the “Loan”). The Loan, together with all other loan documents, were assigned from Pender West to Pender pursuant to that certain Transfer and Assignment of Note, Lien and Other Documents dated December 15, 2020.

WHEREAS, the July 12, 2019 Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing (“Deed of Trust”) was recorded under County Clerk’s Document No. 20190135797 of the Real Property Records of Bexar County, Texas. The Deed of Trust was assigned from Pender West to Pender pursuant to that certain Assignment of Deed of Trust dated December 15, 2020, but recorded on February 2, 2021 as Document No. 20210028901 in the Real Property Records of Bexar County, Texas.

WHEREAS, the Deed of Trust conveys the Mortgaged Property with power of sale to a Trustee as security for the Indebtedness, and the Mortgaged Property includes a tract of land commonly known as 1605 W. Loop 1604 S, San Antonio, TX 78245, described as “A 2.0050 acre tract also being a part of and out of Lot 1, Block 14, C.B. 4336 of the Dove River Commercial B Subdivision, Recorded in Volume 9624, Page 25 and a portion of a 4.0080 acre tract of land according to deed recorded in Volume 16630, Page 2066 of the Deed and Plat Records of Bexar County, Texas,” with said tract being more particularly described by meets and bounds in the Deed of Trust.

WHEREAS, Guarantors each signed the July 12, 2019 Payment Guaranty in which each Walesa and Parrish agreed, upon the occurrence of an Event of Default under the Loan Documents, to pay the Guaranteed Obligations immediately on demand by Pender, regardless of any defense, right of setoff, or claims Borrower or a Guarantor may have against Pender.

SETTLEMENT AGREEMENT – Page 1

WHEREAS, Borrower has defaulted under its obligations under the Loan Documents.

WHEREAS, the Parties have entered into this Agreement for the purposes of resolving any and all disputes and potential disputes arising out of or related in any way to the Loan, the Loan Documents, the Mortgaged Property, Borrower’s default, and the transfer of ownership of the Mortgaged Property.

NOW, THEREFORE, in consideration of the mutual agreements and promises detailed herein, the Parties agree, acknowledge, represent, covenant, and warrant the as set forth below. All capitalized terms in this Agreement not otherwise defined herein, shall have the meaning provided in the Loan Documents, as that term is defined in the Deed of Trust.

1.	Cash Consideration. Immediately upon execution of this Agreement, Borrower shall pay Pender $15,000 for the costs associated with preparing this Agreement, facilitating the Liquidation Event (as hereinafter defined) and preparing all documents associated therewith, and for the costs incurred or to be incurred for any Site Inspection.

2.	Pre-Transfer Site Visit. Following execution of this Agreement, Borrower acknowledges and agrees that Pender may visit and inspect the Mortgaged Property, on such date and at such time and place as Pender determines appropriate (“Site Inspection”). At such Site Inspection, Borrower shall provide all information requested by Pender at the Site Inspection and ensure that any employee, representative, affiliate or associate of Borrower with pertinent information relating to the business processes, operations, financials, franchise relationship, staffing, room rates, and/or construction of the hotel located on the Mortgaged Property are present at such Site Inspection or readily available to provide all the applicable information requested by Pender. The Parties specifically agree that the general manager, contractor, director of finance, franchise coordinator or the comparable counterpart of any individual holding such title, shall be present at the Site Inspection.

3.	Surrender of Mortgaged Property. Following execution of this Agreement, Borrower shall (and the Guarantors shall cause the Borrower to), on a date and time specified by Pender in its sole discretion, surrender possession of all Mortgaged Property to Pender (“Surrender Date”). On the Surrender Date, Borrower will provide Pender with all keys to the Mortgaged Property and all documents and information related to the Mortgaged Property. After the Surrender Date, Borrower and Guarantors will not access the Mortgaged Property without Pender’s consent or claim any right to own, enter, possess, or control the Mortgaged Property.

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4.	Deed in Lieu; Foreclosure Sale. In consideration for the terms of this Agreement, Borrower and Guarantors shall, in Pender’s sole and absolute discretion, either (each, as applicable, “Liquidation Event”) (i) deed the Mortgaged Property to Pender no later than March 15, 2021 using the form of deed specified by Pender in lieu of a foreclosure sale, or (ii) permit the commencement and completion of a foreclosure sale with title transferring to Pender, its designee, or as otherwise required pursuant to applicable law. On the date of recording and completion of the Liquidation Event and the lapse of any applicable appeal period related thereto, Pender agrees to waive all accrued Default Interest, unpaid late charges, and accrued late fees owed under the Loan Documents on the express condition that Borrower and Guarantors have complied with all other terms of this Agreement. On and after the Effective Date, Borrower and Guarantors understand and agree that they will not, in any manner whatsoever, contest, interfere with or object to the applicable Liquidation Event of the Mortgaged Property (including the sale of any personal property related thereto), nor shall Borrower and/or Guarantors seek to unwind any sale or pursue any lawsuit or appeal relating to the Liquidation Event. Borrower hereby further waives any and all rights of redemption granted by or under present or future law related to the Liquidation Event. For the avoidance of any doubt, a voluntary bankruptcy of the Borrower or an involuntary bankruptcy of the Borrower (without Pender’s prior written consent or which is not promptly contested by Borrower in good faith), a temporary restraining order, or a lawsuit initiated by Borrower against Pender, prior to the completion of the applicable Liquidation Event and the lapse of any appeal period, shall each constitute an example of an interference with the Pender's Liquidation Event and will be a violation of this Agreement. After the Liquidation Event, but in any event no later than March 15, 2021, the interest on the Loan and other charges on the Loan shall cease.

5.	Payment Guaranty Cap. Upon the closing of a sale of the Mortgaged Property by Pender to an unaffiliated third party bona fide purchaser for less than the amounts owed under the Loan Documents, exclusive of any default interest and on the express condition that Borrower and Guarantors have complied with all other terms of this Agreement, Pender will collect a total amount of no more than $300,000.00 from Guarantors under the Payment Guaranty. Any deficiency following the sale or disposition shall be calculated based on the net proceeds received by Pender after deducting all out-of-pocket non-affiliate third party costs and expenses of sale.

6.	Liens and Debts. Borrower shall ensure that there are no liens on the Mortgaged Property other than those that are both (a) reported in a title report approved by Pender, and (b) accepted in writing by Pender. Borrower shall be responsible for payment of all debts and liabilities pertaining to the Mortgaged Property that are not expressly assumed by Pender in writing and that exist as of the date of the recording and completion of the Liquidation Event, to the extent Pender is responsible for such costs. If Pender has paid a lien and/or debt covered by this paragraph or in the event Pender is responsible for a lien and/or debt covered by this paragraph, Borrower shall make Pender whole by paying such amounts to Pender within five (5) business days after Borrower receives notice of the amount owed.

SETTLEMENT AGREEMENT – Page 3

7.	Property Taxes. Borrower shall be solely responsible for and shall pay all property taxes for the Mortgaged Property relating to any time period prior to the effective date of the Liquidation Event. Borrower shall pay (i) the 2020 property taxes for the Mortgaged Property no later than May 17, 2021, and (ii) the 2021 property taxes for the Mortgaged Property attributable to any time period prior to the effective date of the Liquidated Event once they become due and payable, prior to such taxes becoming delinquent.

8.	Cooperation. Borrower and Guarantors shall cooperate with Pender in all material respects during the transition of ownership of the Mortgaged Property up until Pender obtains title to the Mortgaged Property (“Transition Period”). During the Transition Period, (i) Borrower shall be responsible for caretaking of the Mortgaged Property to the extent reasonably requested by Pender, and (ii) all costs and expenses relating to the operation, caretaking and transition of the Mortgaged Property shall be Borrower’s sole responsibility up until the completion of the Liquidation Event. During and after the Transition Period, Borrower shall provide Pender with access to all books, records, vendors, and proprietary processes and procedures related to the operations of the Mortgaged Property to the extent in Borrower’s possession, and Borrower shall have a continuing obligation to cooperate with any other reasonable requests from Pender.

9.	Franchise Status. Microtel Inns and Suites Franchising, Inc. (“Franchisor”), and Borrower are parties to that certain franchise or membership agreement dated July 12, 2019 and certain related agreements (“Primary Agreement”), under which Borrower agreed to operate and maintain a Microtel Inn & Suites Facility at the Mortgaged Property. Pender, Borrower and Guarantors have agreed that Borrower shall assign and Pender shall assume the rights and obligations set forth in the Primary Agreement, with any such agreement approved by Franchisor and in a form reasonably acceptable to Franchisor and Pender (“Franchise Assumption Agreement”). In consideration for Pender assuming the Primary Agreement, Borrower shall pay Lender $150,000. Borrower shall have the option to pay the $150,000 immediately upon execution of this Agreement or as follows: (i) an initial payment of $50,000 immediately after the Settlement Agreement is executed, and (ii) the remaining $100,000 shall be paid in four installments of $25,000, with each such installment payment being made on May 3, 2021, July 1, 2021, September 1, 2021, November 1, 2021. For any period prior to the Liquidation Event, Borrower must pay Franchisor any and all amounts owned pursuant to its terms, such that Borrower’s account balance with Franchisor shall be zero, and no further amounts shall be owed to Franchisor. To the extent Franchisor has timely remitted all such payments, and Franchisor is not otherwise in default of this Agreement, the $150,000 paid by Borrower shall reduce Borrower's payoff obligations as referenced and modified pursuant to the terms of this Agreement. Borrower and Guarantors further agree that the obligations and terms set forth in that certain Assignment and Security Agreement dated July 12, 2019 in so far as it relates to the Primary Agreement (“Assignment and Security Agreement”), executed by Borrower for the benefit of Pender, shall survive indefinitely, including without limitation, the indemnification obligations set forth therein. This section is a material part of this Agreement and failure to comply with the terms set forth herein shall constitute a material breach of this Agreement.

SETTLEMENT AGREEMENT – Page 4

10.	Covenant not to Sue. Borrower and Guarantors covenant not to sue Pender for any claim or cause of action arising out of or related to the Loan, the Loan Documents, the Mortgaged Property, or the transfer of ownership of the Mortgaged Property.

11.	Initial Release. Borrower and Guarantors and each of their respective trustees, subsidiaries, parents, affiliates, predecessors, successors, assignees, partners, directors, officers, employees, owners, agents, representatives, and attorneys fully release and forever discharge and hold harmless Pender along with its respective subsidiaries, parents, affiliates, predecessors, successors, assignees, partners, directors, officers, employees, owners, agents, representatives, and attorneys of and from any and all claims, debts, liabilities, demands, obligations, costs, expenses, damages, injuries, defenses, actions and causes of action of every nature, character and description, known or unknown, existing as of the Effective Date, that arise out of or relate in any way to the Loan, the Loan Documents, or the Mortgaged Property.

12.	Final Release. Immediately after the completion of the Liquidation Event, Borrower and Guarantors shall be required to sign a release for the benefit of Pender substantially in the form attached hereto as Exhibit A (the “Final Release”).

13.	Representations and Warranties. Each signatory hereto represents and warrants that (a) he/she/it has the authority without further approval required to bind the Parties for whom that signatory acts; and (b) the claims, suits, rights and/or interests which are the subject matter of this Agreement are owned by the Party asserting same, have not been assigned, transferred, or sold, and are free of encumbrance.

SETTLEMENT AGREEMENT – Page 5

14.	Other Documents. The Parties agree that they shall cooperate and execute any and all other and further documents which are or become necessary to accomplish the purpose of this Agreement.

15.	Arms-Length Negotiations, etc. The Parties agree that this Agreement has been fully and freely bargained for after having consulted with their own legal counsel, is the product of arms-length negotiation, has not been entered into under threat or duress, is not a contract of adhesion, and that no presumption shall be indulged in favor of any Party in the event that a court is called to construe its terms.

16.	Choice of Law and Venue. This Settlement Agreement is made and performable in Bexar County, Texas, and shall be construed in accordance with the laws of the State of Texas.

17.	Entire Agreement. This Agreement, including any exhibits and the recitals set forth above, which are hereby fully incorporated into this Agreement by reference, constitutes a single, integrated, written contract expressing the entire understanding and agreement between the Parties. The terms of the Agreement are contractual and not merely recitals. There is no other agreement, written or oral, expressed or implied, between the Parties with respect to the subject matter of this Agreement. The Parties expressly disclaim any allegation of fraudulent inducement with respect to this Agreement generally, and also expressly disclaim any reliance on any representation, statement, or omission made by any person including, but not limited to, any other Party or any agent, attorney, or representative of any other Party relating in any way to the subject matter, basis, reasonableness, or effect of this Agreement. To avoid any possible doubt, the Parties expressly warrant, represent, agree, and acknowledge the following:

a.	No Party is relying on any statement or representation, whether oral, written, or otherwise, of any other person including without limitation any other Party, their agents, and/or their attorneys, when compromising and settling any right, claim, demand and/or cause of action, whether known or unknown;

b.	No promise or agreement that is not contained in writing in this Agreement has been made in connection with executing this Agreement and the releases contained in this Agreement;

c.	Each Party is relying solely on its own judgment and advice of its own counsel when deciding whether to enter into this Agreement. Each Party has been represented by legal counsel who has read and explained to her/him/it the entire contents of this Agreement, including its releases and its legal consequences;

d.	Each Party has entered into this Agreement freely and without duress and has done so after full opportunity to consult with the legal counsel and other professionals of its choice; and

e.	No Party will make any future claim that it was fraudulently induced to enter into this Agreement by way of any false or misleading statements, representations, or nondisclosures (whether oral, written, or otherwise), by any person including, without limitation, any other Party, its agents, or its attorneys, unless said misrepresentation is expressly stated in this Agreement.

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18.	Severability. If any provision or section of this Agreement is ever found to be unenforceable it will not affect the enforceability of any other provision or section of this Agreement.

19.	Amendments and Waivers. This Agreement may not be amended, supplemented, or modified, nor may compliance with any provision of this Agreement be waived, except in each case by an instrument in writing duly entered into by all Parties. No waiver, modification, or amendment of any provision of this Agreement shall be deemed, or shall constitute, a waiver, modification, or amendment of any other provision, whether or not similar.

20.	Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties, and shall be binding on their respective affiliates, executors, administrators, personal representatives, heirs, successors, and assigns of each.

21.	Time of the Essence. Time is of the essence in the performance of this Agreement.

22.	Attorney’s Fees. In the event of any breach of this Agreement or if an action must be brought to enforce the terms of this Agreement, the non-breaching Party and/or the prevailing party in such action are entitled to recover from the breaching Party all attorney’s fees, expenses, and costs incurred as result of the breach and/or in enforcing the terms of this Agreement.

23.	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be and have the same force and effect of an original, and all of which, taken together, shall constitute and be construed as a single agreement. A copy of this Agreement shall have the same force and effect as an original.

This Agreement has been executed by the Parties on the dates indicated below, but is effective for all purposes once fully executed by all Parties as of the Effective Date.

SETTLEMENT AGREEMENT – Page 7

EXECUTION

By executing this Agreement, each signatory represents and warrants that he or she has the authority without further approval required to bind the Party for whom that signatory acts.

[The signatures and acknowledgments are on the following pages.]

SETTLEMENT AGREEMENT – Page 8

PRITOR LONGHORN SEAWORLD, LLC

Signature: [signature]

Printed Name: B.J. Parrish

Title: Authorized Representative

Date: 3/11/21

STATE OF TEXAS §

§

COUNTY OF ~~BEXAR~~ Midland §

The above and foregoing instrument was acknowledged before me on this the 11th day of ~~February~~ March, 2021, by B. J. Parrish, who is the Authorized Representative of Pritor Longhorn Seaworld, LLC.

[signature]

Notary Public in and for the State of Texas

ALAINA NICOLE ROBINSON
Notary Public, State of Texas
Comm. Expires 02-25-2024
Notary ID 132375179

JAMES WALESA

Signature: ______________________

STATE OF TEXAS §
§
COUNTY OF BEXAR §

The above and foregoing instrument was acknowledged before me on this the 11th day of ~~February~~ March, 2021, by James Walesa.

VIRGINIA L. CONNOLLY
Notary Public, State of Texas
Comm. Expires 03-29-2021
Notary ID 285682-2

____
Notary Public in and for the State of Texas

B.J. PARRISH

Signature: [signature]

Printed Name: B.J. Parrish

Title: Authorized Representative

Date: 3/11/21

STATE OF TEXAS §
§
COUNTY OF ~~BEXAR~~ Midland §

The above and foregoing instrument was acknowledged before me on this the 11th day of ~~February~~ March, 2021, by ____________________ B.J. Parrish.

[signature]

Notary Public in and for the State of Texas

ALAINA NICOLE ROBINSON
Notary Public, State of Texas
Comm. Expires 02-25-2024
Notary ID 132375179

By: Pender Capital Asset Based Lending Fund I Management, LLC, its General Partner

By: Pender Capital Management, LLC, its Managing Member

By: ______________________________

~~Zach Murphy~~, Manager
CORY JOHNSON

STATE OF TEXAS §
§
COUNTY OF DALLAS §

The above and foregoing instrument was acknowledged before me on this the ___ day of February, 2021, by ~~Zach Murphy~~ on behalf of Pender West Credit 1 REIT, L.L.C.
CORY JOHNSON

SEE ATTACHED

____
Notary Public in and for the State of Texas

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA
COUNTY OF Los Angeles }s.s.

On 3-15-21, before me, Nivie Samaan-Lloyd, Notary Public

personally appeared CORY JOHNSON

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature] (Seal)

NIVIE SAMAAN-LLOYD
Notary Public - California
Los Angeles County
Commission # 2334308
My Comm. Expires Sep 25, 2024

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: ______

Document Date: ______ Number of Pages: ______

Signer(s) other than named above ______

CAPACITY(IES) CLAIMED BY SIGNER(S)

☐ INDIVIDUAL
☐ CORPORATE OFFICER(S)
TITLE(S) ______
☐ PARTNER(S)- ☐ LIMITED ☐ GENERAL
☐ ATTORNEY-IN-FACT
☐ TRUSTEE(S)
☐ GUARDIAN OR CONSERVATOR
☐ OTHER ______

Right Thumbprint Of Signer
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☐ INDIVIDUAL
☐ CORPORATE OFFICER(S)
TITLE(S) ______
☐ PARTNER(S)- ☐ LIMITED ☐ GENERAL
☐ ATTORNEY-IN-FACT
☐ TRUSTEE(S)
☐ GUARDIAN OR CONSERVATOR
☐ OTHER ______

Right Thumbprint of Signer
Top of thumb here

SIGNER IS REPRESENTING:

FINAL RELEASE

In exchange for the mutual promises set out in that certain Settlement Agreement ("**Settlement Agreement**") between Pender Capital Asset Based Lending Fund I, L.P. ("**Pender**"), on the one hand, and Pritor Longhorn Seaworld, LLC ("**Borrower**"), James Walesa ("**Walesa**"), and B.J. Parrish ("**Parrish**", together with Walesa, "**Guarantors**"), Borrower and Guarantors, together with each of their respective trustees, subsidiaries, parents, affiliates, predecessors, successors, assignees, partners, directors, officers, employees, owners, agents, representatives, and attorneys fully release and forever discharge and hold harmless Pender along with its respective subsidiaries, parents, affiliates, predecessors, successors, assignees, partners, directors, officers, employees, owners, agents, representatives, and attorneys of and from any and all claims, debts, liabilities, demands, obligations, costs, expenses, damages, injuries, defenses, actions and causes of action of every nature, character and description, known or unknown, existing as of the date this Final Release is executed, that arise out of or relate in any way to the Loan, the Loan Documents, or the Mortgaged Property.

Any capitalized term not defined herein, shall have the meaning ascribed to such term in the Settlement Agreement.

By executing this Final Release, each signatory represents and warrants that it has not assigned, transferred, or sold any of the claims, causes of action, or other matters covered by the releases above.

If this Final Release is executed in counterparts, each shall be considered an original. Any photographic, photostatic, or other copy of this Final Release may be introduced in a proceeding subject to state or federal rules of evidence without foundation.

[Signature Page Follows]

[Remainder of Page Intentionally Left Blank]

Page 1 EXHIBIT A – Final Release

1048853.1

IN WITNESS WEREOF, Borrower and Guarantors each execute this Final Release for the benefit of Pender to be effective as of the date first above set forth.

PRITOR LONGHORN SEAWORLD, LLC

Signature: ______________________________

Printed Name: ______________________________

Title: ______________________________

Date: ______________________________

STATE OF TEXAS §
§
COUNTY OF BEXAR §

The above and foregoing instrument was acknowledged before me on this the ___ day of _______________, by ____________________, who is the ______________ of Pritor Longhorn Seaworld, LLC.

____
Notary Public in and for the State of Texas

Page 2

EXHIBIT A – Final Release

1048853.1

JAMES WALESA

Signature: ______________________________

STATE OF TEXAS §
§
COUNTY OF BEXAR §

The above and foregoing instrument was acknowledged before me on this the ___ day of ______________, by James Walesa.

____
Notary Public in and for the State of Texas

Page 3 EXHIBIT A – Final Release
1048853.1

B.J. PARRISH

Signature: ______________________________

Printed Name: ______________________________

Title: ______________________________

Date: ______________________________

STATE OF TEXAS §
§
COUNTY OF BEXAR §

The above and foregoing instrument was acknowledged before me on this the ___ day of _______________, by __________________ B.J. Parrish.

____
Notary Public in and for the State of Texas

Page 4

1048853.1

EXHIBIT A – Final Release